Exhibit 10.9(16)

Execution Copy

AMENDMENT NO. 16

TO THE

UPS QUALIFIED STOCK OWNERSHIP PLAN

AND TRUST AGREEMENT

WHEREAS, United Parcel Service of America, Inc. and certain of its affiliated companies established the UPS Qualified Stock Ownership Plan and Trust (“Plan”) effective as of January 1, 1998 to provide their eligible employees with a matching contribution invested in shares of UPS class A common stock (“UPS Stock”) and to permit eligible employees to transfer amounts from the UPS Savings Plan to the Plan for the purpose of investing in UPS Stock;

WHEREAS, the Board of Directors and/or the Executive Committee of United Parcel Service of America, Inc. (“the Board”) reserved the right in Section 12.1 of the Plan to amend the Plan from time to time;

WHEREAS, this amendment to the Plan is adopted to provide for an increased matching contribution for employees hired on or after January 1, 2008.

NOW THEREFORE, pursuant to the authority vested in the Board of Directors and/or the Executive Committee of United Parcel Service of America, Inc. by Section 12.1 of the UPS Qualified Stock Ownership Plan and Trust (“Plan”), the Plan is hereby amended, effective January 1, 2008, as follow:

1. Section 4.1(a)(1)(iii) is hereby amended to read as follows:

(iii) For each Employer Company listed in Appendix 4.1(a)(1)(C),

(A) For each Participant with an Employment Commencement Date prior to January 1, 2008, 100% of his or her Pre-Tax Contributions that do not exceed 3% of his or her Eligible Compensation for such Plan Year, and

(B) For each Participant with an Employment Commencement Date, Reemployment Commencement Date or is transferred from ineligible to Eligible Employee status on or after January 1, 2008, 100% of his or her Pre-Tax Contributions that do not exceed 3  1/2% of his or her Eligible Compensation for such Plan Year;

1. Section 4.1(a)(1)(v) is hereby amended to read as follows:

(iii) For each Employer Company listed in Appendix 4.1(a)(1)(E),

(A) For each Participant with an Employment Commencement Date prior to January 1, 2008, 50% of his or her Pre-Tax Contributions that do not exceed 7% of his or her Eligible Compensation for such Plan Year, and

(B) For each Participant with an Employment Commencement Date, Reemployment Commencement Date or is transferred from ineligible to Eligible Employee status on or after January 1, 2008, 100% of his or her Pre-Tax Contributions that do not exceed 3 1/2% of his or her Eligible Compensation for such Plan Year;

2. Appendix 1.24, 4.1(a)(1)(C) and 4.1(a)(1)(E) are hereby amended to read as attached.

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc., based upon prior action by its Board of Directors and/or the Executive Committee has caused this Amendment No. 16 to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ TERI P. MCCLURE	/s/ MICHAEL L. ESKEW
Teri P. McClure	Michael L. Eskew
Secretary	Chairman

December 17, 2007	December 17, 2007

UPS QUALIFIED STOCK OWNERSHIP PLAN

Appendix 1.24

Employer Companies

Business Unit/Group	QSOP Adoption Date
UPS
United Parcel Service of America, Inc.	January 1, 1998
United Parcel Service Co.	January 1, 1998
UPS General Services Co.	January 1, 1998
UPS Aviation Services, Inc.	January 1, 1998
UPS International General Services Co.	January 1, 1998
UPS Procurement Services Corporation	January 1, 1998
UPS Worldwide Forwarding, Inc.	January 1, 1998
United Parcel Service, Inc. (New York)	January 1, 1998
United Parcel Service, Inc. (Ohio)	January 1, 1998
Trailer Conditioners, Inc.	January 1, 1998
UPS Latin America, Inc.	January 1, 1998
BT Realty Holdings, Inc.	May 18, 1999
BT Realty Holdings II, Inc.	May 18, 1999

UPS Capital Corporation
UPS Capital Corporation, Inc.	May 28, 1998
UPS Capital Insurance Agency, Inc. (Formerly Glenlake Insurance Agency, Inc.)	July 29, 1998
UPS Capital Insurance Agency, Inc. of California (Formerly Glenlake Insurance Agency, Inc. of California)	August 10, 1999
UPS Capital Business Credit (Formerly First International Bank)	September 1, 2001
UPS Capital Business Credit of New Jersey, Inc. (Formerly First International Capital Corporation of New Jersey)	September 1, 2001

UPS Logistics Group
UPS Logistics Group, Inc.	January 1, 1998
UPS Supply Chain Solutions, Inc. (includes Diversified Trimodal, Inc. d/b/a Martrac, UPS Supply Chain Management Nevada, Inc., UPS Supply Chain Management Tristate, Inc., UPS Supply Chain Solutions, Inc. UPS Logistics Group Americas, Inc. which were all merged through a series of mergers 12/31/02)	January 1, 1998 (July 1, 2001 for UPS Supply Chain Management Tristate, Inc. , UPS Logistics Group Americas, Inc. and UPS Supply Chain Management Nevada, Inc.)
UPS Logistics Technologies, Inc.	January 1, 1998
Worldwide Dedicated Services, Inc.	January 1, 1998
UPS Global Forwarding Services, Inc. (including Livingston Healthcare Services, Inc. merged 12/31/01)	July 1, 2001
UPS Service Parts Logistics, Inc. (Dissolved 12/31/04)	July 1, 2001
UPSLG Puerto Rico, Inc. (Dissolved 12/31/04)	July 1, 2001

UPS Aviation Technologies, Inc.	January 1, 1998
UPS Customhouse Brokerage, Inc.	January 1, 1998
UPS Full Service Brokerage, Inc.	June 6, 2000
UPS Telecommunications, Inc. (UPS Teleservices)	July 1, 2001
UPS Mail Innovations, Inc. (Formerly UPS Messaging Inc.) UPS Mail Technologies, Inc. (Mail2000, Inc. Sold to DST Output of California, Inc. 5/29/03)	February 1, 2001
UPS Mail Boxes Etc., Inc.	April 30, 2001

UPS Consulting, Inc. (Dissolved 8/20/07)	February 8, 2001
Fritz Companies
Fritz Companies, Inc. (including UPS Full Service Brokerage, Inc. merged 7/1/02)	July 1, 2001
New Neon Company, Inc.	November 1, 2001
iShip, Inc.	December 1, 2001
UPS Supply Chain Solutions, Inc.	January 1, 2002
Overnite Corporation	January 1, 2006
UPS Ground Freight d/b/a UPS Freight (Formerly Overnite Transportation Company)	January 1, 2006
Motor Cargo Industries, Inc. (includes Motor Cargo which was merged 5/1/06)	January 1, 2006
Overnite Transportation Company (includes Motor Cargo Distribution Services, Inc. which was merged 5/1/06)	January 1, 2006

UPS QUALIFIED STOCK OWNERSHIP PLAN

APPENDIX 4.1(a)(1)(C)

(Effective July 1, 2001 and revised January 1, 2008)

Eligible Employees with an Employment Commencement Date or Reemployment Commencement Date prior to January 1, 2008 will have a SavingsPLUS Contribution Level equal to 100% of Pre-Tax Contributions that do not exceed 3% of Eligible Compensation

Eligible Employees with an Employment Commencement Date, Reemployment Commencement Date or who are transferred from ineligible to Eligible Employee status on or after January 1, 2008 will have a SavingsPLUS Contribution Level equal to 100% of Pre-Tax Contributions that do not exceed 3 1/2 % of Eligible Compensation

UPS

United Parcel Service of America, Inc.

United Parcel Service Co.

UPS General Services Co.

UPS Aviation Services, Inc.

UPS International General Services Co.

UPS Procurement Services Corporation

UPS Worldwide Forwarding, Inc.

United Parcel Service, Inc. (New York)

United Parcel Service, Inc. (Ohio)

Trailer Conditioners, Inc.

UPS Latin America, Inc.

BT Realty Holdings, Inc.

BT Realty Holdings II, Inc.

UPS Capital Corporation

UPS Capital Corporation, Inc.

UPS Capital Insurance Agency, Inc. (Formerly Glenlake Insurance Agency, Inc.)

UPS Capital Insurance Agency, Inc. of California (Formerly Glenlake Insurance Agency, Inc. of California)

[Effective September 1, 2001]

UPS Capital Business Credit (Formerly First International Bank)

[Effective September 1, 2001]

UPS Capital Business Credit of New Jersey, Inc. (Formerly First International Capital Corporation of New Jersey)

UPS Logistics Group

UPS Logistics Group, Inc.

UPS Supply Chain Solutions, Inc. (includes Diversified Trimodal, Inc. d/b/a

Martrac, UPS Supply Chain Management Nevada, Inc., UPS Supply Chain Management Tristate, Inc., UPS Supply Chain Management, Inc. UPS Logistics Group Americas, Inc. which were all merged through a series of mergers 12/31/02)

UPS Logistics Technologies, Inc.

Worldwide Dedicated Services, Inc.

UPS Global Forwarding Services, Inc. (including Livingston Healthcare Services, Inc. merged 12/31/01)

UPS Service Parts Logistics, Inc.

UPSLG Puerto Rico, Inc.

UPS Aviation Technologies, Inc.

UPS Customhouse Brokerage, Inc.

UPS Full Service Brokerage, Inc.

UPS Telecommunications, Inc.

(UPS Teleservices)

UPS Mail Innovations, Inc. (Formerly UPS Messaging Inc.)

UPS Mail Technologies, Inc. (Formerly Mail2000, Inc., Sold to DST Output of California, Inc. 5/29/03)

UPS Mail Boxes Etc., Inc.

UPS Consulting, Inc. (Dissolved 8/20/07)

[Effective December 1, 2001]

iShip, Inc.

[Effective January 1, 2004]

ConnectShip, Inc.

UPS QUALIFIED STOCK OWNERSHIP PLAN

APPENDIX 4.1(a)(1)(E)

(Effective January 1, 2006 and revised January 1, 2008)

Eligible Employees with an Employment Commencement Date or Reemployment Commencement Date prior to January 1, 2008 will have a SavingsPLUS Contribution Level equal to 50% of Pre-Tax Contributions that do not exceed 7% of Eligible Compensation

Eligible Employees with an Employment Commencement Date, Reemployment Commencement Date or who are transferred from ineligible to Eligible Employee status on or after January 1, 2008 will have a SavingsPLUS Contribution Level equal to 100% of Pre-Tax Contributions that do not exceed 3 1/2 % of Eligible Compensation

Overnite Corporation

UPS Ground Freight, Inc. (including Overnite Transportation Company and Motor Cargo Distribution Services, Inc. which were merged 5/1/06)

Motor Cargo Industries, Inc. (including Motor Cargo which was merged 5/1/06)